FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

Schedule of Investments

September 30, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 99.0%
Consumer Discretionary — 13.6%
Advance Auto Parts, Inc.	125,100	$21,058,083
Amazon.com, Inc. (b)	42,800	85,728,400
Chipotle Mexican Grill, Inc. (b)	25,600	11,635,712
Comcast Corporation Class A	286,000	10,127,260
Dollar General Corporation	193,937	21,197,314
Home Depot, Inc.	173,500	35,940,525
Lowe's Companies, Inc.	254,700	29,244,654
Netflix, Inc. (b)	66,700	24,954,471
Tractor Supply Company	183,600	16,685,568
Walt Disney Company	68,800	8,045,472
		264,617,459
Consumer Staples — 6.3%
Coca-Cola Company	161,800	7,473,542
Constellation Brands, Inc. Class A	60,600	13,066,572
Costco Wholesale Corporation	77,900	18,297,152
Mondelez International, Inc. Class A	463,500	19,911,960
Monster Beverage Corporation (b)	157,100	9,155,788
PepsiCo, Inc.	134,400	15,025,920
Philip Morris International Inc.	51,900	4,231,926
Procter & Gamble Company	131,850	10,973,875
Walmart Inc.	257,300	24,163,043
		122,299,778
Energy — 5.9%
Adams Natural Resources Fund, Inc. (c)	2,186,774	43,582,406
Andeavor	68,000	10,438,000
Diamondback Energy, Inc.	91,700	12,396,923
EOG Resources, Inc.	106,400	13,573,448
Exxon Mobil Corporation	168,400	14,317,368
Marathon Petroleum Corporation	87,900	7,029,363
Occidental Petroleum Corporation	160,500	13,188,285
		114,525,793

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Financials — 13.1%
Aflac Incorporated	316,300	$14,888,241
Bank of America Corp.	1,470,400	43,317,984
Berkshire Hathaway Inc. Class B (b)	223,400	47,832,174
BlackRock, Inc.	41,400	19,513,062
Goldman Sachs Group, Inc.	25,100	5,628,424
Intercontinental Exchange, Inc.	379,900	28,450,711
JPMorgan Chase & Co.	319,700	36,074,948
Lazard Ltd Class A	96,700	4,654,171
SunTrust Banks, Inc.	274,000	18,300,460
U.S. Bancorp	348,800	18,420,128
Wells Fargo & Company	358,500	18,842,760
		255,923,063
Health Care — 15.0%
Abbott Laboratories	421,700	30,935,912
Alexion Pharmaceuticals, Inc. (b)	107,200	14,901,872
Becton, Dickinson and Company	97,800	25,525,800
Biogen Inc. (b)	48,900	17,276,859
Edwards Lifesciences Corporation (b)	133,500	23,242,350
Johnson & Johnson	137,800	19,039,826
Medtronic plc	253,000	24,887,610
Merck & Co., Inc.	481,000	34,122,140
Pfizer Inc.	551,040	24,284,333
Thermo Fisher Scientific Inc.	145,400	35,489,232
UnitedHealth Group Incorporated	162,400	43,204,896
		292,910,830
Industrials — 10.3%
Alaska Air Group, Inc.	140,300	9,661,058
Boeing Company	101,200	37,636,280
Caterpillar Inc.	98,000	14,944,020
Cintas Corporation	59,000	11,670,790
Delta Air Lines, Inc.	216,200	12,502,846
Emerson Electric Co.	257,800	19,742,324
FedEx Corporation	81,400	19,600,306
General Electric Company	246,500	2,782,985
Honeywell International Inc.	193,000	32,115,200
Southwest Airlines Co.	154,700	9,661,015
Union Pacific Corporation	187,200	30,481,776
		200,798,600

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Information Technology — 26.0%
Accenture plc Class A	157,400	$26,789,480
Adobe Systems Incorporated (b)	117,200	31,638,140
Alphabet Inc. Class A (b)	30,900	37,298,772
Alphabet Inc. Class C (b)	25,197	30,071,864
Apple Inc.	345,400	77,970,596
Cisco Systems, Inc.	625,300	30,420,845
Facebook, Inc. Class A (b)	228,400	37,562,664
Mastercard Incorporated Class A	147,700	32,879,497
Microsoft Corporation	836,800	95,704,816
NVIDIA Corporation	83,500	23,465,170
Oracle Corporation	122,200	6,300,632
salesforce.com, inc. (b)	181,200	28,816,236
Visa Inc. Class A	325,700	48,884,313
		507,803,025
Materials — 2.0%
Air Products and Chemicals, Inc.	45,900	7,667,595
Ball Corporation	175,900	7,737,841
DowDuPont Inc.	206,600	13,286,446
LyondellBasell Industries N.V.	93,700	9,605,187
		38,297,069
Real Estate — 3.1%
American Tower Corporation	85,900	12,481,270
Prologis, Inc.	236,100	16,005,219
Public Storage	86,100	17,360,343
Simon Property Group, Inc.	86,600	15,306,550
		61,153,382
Telecommunication Services — 1.2%
AT&T Inc.	689,182	23,142,732

Utilities — 2.5%
Exelon Corporation	299,300	13,067,438
NextEra Energy, Inc.	99,000	16,592,400
Public Service Enterprise Group Incorporated	173,900	9,180,181
WEC Energy Group Inc.	166,200	11,095,512
		49,935,531

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,249,617,451)		$1,931,407,262
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers (b)(d)
(Cost $150,000)		994,000
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.11% (e)	11,994,716	11,998,315
Northern Institutional Treasury Portfolio, 1.94% (e)	5,298,127	5,298,127
Total Short-Term Investments
(Cost $17,296,642)		17,296,442
Total — 99.9%
(Cost $1,267,064,093)		1,949,697,704
Other Assets Less Liabilities — 0.1%		1,169,107
Net Assets — 100.0%		$1,950,866,811

Schedule of Investments (continued)

September 30, 2018
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	QUALCOMM Incorporated (159,000 shares)	6/26/2019	$9,146,443	$2,422,871	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (130,800 shares)	6/26/2019	(9,083,798)	—	(789,033)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (174,400 shares)	8/2/2019	13,648,980	906,363	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (264,300 shares)	8/2/2019	(13,642,082)	—	(663,773)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Cheniere Energy, Inc. (151,400 shares)	9/14/2019	9,519,654	969,136	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	SPDR S&P 500 ETF Trust (33,400 shares)	9/14/2019	(9,457,100)	—	(278,209)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Old Dominion Freight Line, Inc. (42,923 shares)	10/9/2019	6,778,041	132,475	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (86,000 shares)	10/9/2019	(6,645,775)	—	(123,063)
Gross unrealized gain (loss) on open total return swap agreements					$4,430,845	$(1,854,078)
Net unrealized gain on open total return swap agreements (f)					$2,576,767

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2018, $2,590,000 in cash collateral was held by the Fund.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Affiliates - The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.

PEO - The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the nine months ended September 30, 2018, the Fund received dividends and long-term capital distributions of $612,297 and $43,735, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $196,810. Directors of the Fund are also directors of PEO.

AFA - In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

AFA provides advisory services to an external party and earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. At September 30, 2018, AFA had assets under management of $85 million, entirely attributed to one client; failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During the nine months ended September 30, 2018, the Fund recognized a change in unrealized appreciation on its investment in AFA of $726,000.

Investment Transactions - The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:

•	Level 1 – fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
•	Level 2 – fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3 – fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.

At September 30, 2018, the Fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,931,407,262	$-	$-	$1,931,407,262
Other investments	-	-	994,000	994,000
Short-term investments	17,296,442	-	-	17,296,442
Total investments	$1,948,703,704	$-	$994,000	$1,949,697,704

Total return swap agreements*	$-	$2,576,767	$-	$2,576,767

*Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2017	$268,000
Purchases	-
Change in unrealized appreciation of investments	726,000
Balance at September 30, 2018	$994,000

There were no transfers between levels during the nine months ended September 30, 2018.

2. FEDERAL INCOME TAXES

At September 30, 2018, the identified cost of investments for federal income tax purposes was $1,267,376,033 and net unrealized appreciation aggregated $684,898,438, consisting of gross unrealized appreciation of $692,003,627 and gross unrealized depreciation of $7,105,189.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the nine months ended September 30, 2018 were $856,487,267 and $868,956,442, respectively.

4. DERIVATIVES

During the nine months ended September 30, 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Total Return Swap Agreements - Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the nine months ended September 30, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $46,331,637 and $(46,102,311), respectively.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At September 30, 2018, there were no securities pledged as collateral and $2,590,000 in cash collateral was held by the Fund.

5. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At September 30, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	October 31, 2018

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	October 31, 2018